Exhibit 99.1 Subtitle Copy Subordinated Notes Offering Investor Presentation March 15, 2022 1

Forward Looking Statements and Non-GAAP Financial Information Forward-Looking Statements Sandy Spring Bancorp’s forward-looking statements are subject to the following principal risks and uncertainties: risks, uncertainties and other factors relating to the COVID-19 pandemic, including the effect of the pandemic on our borrowers and their ability to make payments on their obligations, the effectiveness of vaccination programs, and the effect of remedial actions and stimulus measures adopted by federal, state and local governments; general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and Subtitle investment products and other financial services; changes in real estate values; changes in the quality or composition of the Company’s loan or investment portfolios; changes in competitive pressures among financial Copy institutions or from non-financial institutions; the Company’s ability to retain key members of management; changes in legislation, regulations, and policies; the possibility that any of the anticipated benefits of acquisitions will not be realized or will not be realized within the expected time period; and a variety of other matters which, by their nature, are subject to significant uncertainties. Sandy Spring Bancorp provides greater detail regarding some of these factors in its Form 10-K for the year ended December 31, 2021, including in the Risk Factors section of that report, and in its other SEC reports. Sandy Spring Bancorp’s forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this presentation or in its filings with the SEC, accessible on the SEC’s Web site at www.sec.gov. All forward-looking statements attributable to Sandy Spring Bancorp are expressly qualified in their entirety by these cautionary statements. Forward-looking statements speak only as of the date on which such statements are made. Except as required by law, Sandy Spring Bancorp disclaims any obligation to update these forward-looking statements, whether as a result of new information, future events or otherwise. There is no assurance that future results, levels of activity, performance or goals will be achieved. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures. In accordance with the SEC’s rules, Sandy Spring classifies a financial measure as being a non-GAAP financial measure if that financial measure excludes or includes amounts, or is subject to adjustments that have the effect of excluding or including amounts, that are included or excluded, as the case may be, in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles as in effect from time to time in the United States in our statements of income, balance sheet or statements of cash flows. Non-GAAP financial measures do not include operating and other statistical measures or ratios or statistical measures calculated using exclusively either financial measures calculated in accordance with GAAP, operating measures or other measures that are not non-GAAP financial measures or both. The non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which Sandy Spring calculates the non-GAAP financial measures may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures when comparing such non-GAAP financial measures. Sandy Spring believes these non-GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however, such non-GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. Please refer to the reconciliation of these non-GAAP financial measures to their most comparable GAAP measure in the appendix to this presentation. Additional Information and Where to Find It Sandy Spring Bancorp has filed a registration statement (including a prospectus) (File No. 333-253367) and a preliminary prospectus supplement with the SEC for the offering to which this presentation relates. Before you invest, you should read the prospectus and the preliminary prospectus supplement and the other documents Sandy Spring Bancorp has filed with the SEC for more complete information about Sandy Spring Bancorp and the offering. You may get these documents for free by visiting EDGAR on the SEC’s website at www.sec.gov. Alternatively, Sandy Spring Bancorp, any underwriter or any dealer participating in the offering will arrange to send you copies of the prospectus and the preliminary prospectus supplement relating to the offering if you request it by emailing Piper Sandler & Co. at fsg-dcm@psc.com. 2 2

Table of Contents I. Management Team Subtitle II. Overview of Sandy Spring Bancorp, Inc. Copy III. Balance Sheet IV. Income Statement V. Capital VI. Appendix 3 3

Proposed Terms of the Offering Issuer (Ticker) Sandy Spring Bancorp, Inc. (NASDAQ: SASR) Subtitle CoSec py urity Fixed-to-Floating Rate Subordinated Notes due 2032 Term 10-year (Non-call for 5 years) Principal Amount $150 Million Rating¹ BBB by Kroll Offering Type SEC Registered General corporate purposes, fund organic growth, Use of Proceeds potential acquisitions and potential stock buybacks Sole Book-Running Manager Co-Manager 4 1) A rating is not a recommendation to buy, sell or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating should be evaluated independently of any other rating 4

Subtitle Copy Management Team 5 5

Management Team



Daniel J. Schrider
President & CEO

- Named President & Chief Executive Officer in January 2009
- 30+ years of experience at Sandy Spring
- Previously served as a director of the ABA, a past chairman of the Maryland Bankers Association and a past chair of the Stonier Graduate School of Banking Advisory Board



Philip J. Mantua
Chief Financial Officer

- Joined Sandy Spring in 1999, EVP and Chief Financial Officer since October 2004
- 30+ years of financial services experience
- Prior to Sandy Spring, developed financial planning systems, strategic plans, and ALCO policies for financial institutions at Olson Research Associates



Ronda McDowell
Chief Operations Officer

- Assumed newly created position of Chief Operations Officer in May 2021 and established a new Operations Group
- Previously served as Chief Credit Officer, November 2013 – May 2021
- 30+ years of experience in the financial services industry, including 25 at Sandy Spring



R. Louis Caceres
Head of Financial Services Group

- Joined Sandy Spring in 1999
- Chief Wealth Officer, overseeing Private Banking, Sandy Spring Trust and the company's subsidiaries: Sandy Spring Insurance Corporation, West Financial Services and Rembert Pendleton Jackson
- 25+ years of sales management experience in banking and wealth management



Joseph J. O'Brien, Jr.
Head of Community Banking

- EVP and the Chief Banking Officer, overseeing Commercial Real Estate, Personal and Business Banking, Mortgage, Marketing, Product Development and Online and Digital Banking
- 25+ years of experience with an emphasis on CRE lending and strategic planning

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Management Team (continued) Subtitle Copy John D. Sadowski Kevin Slane Aaron Kaslow Gary Fernandes Ken Cook Head of Commercial Banking Chief Information Officer Chief Risk Officer General Counsel /Corp Secretary Chief Human Resources Officer • Joined Sandy Spring • Joined Sandy Spring in • Joined Sandy Spring in • Joined Sandy Spring • Joined Sandy Spring in Bancorp in April 2020 March 2009 as Chief May 2018 in newly created Bancorp as General March 2015 through the acquisition of Information Officer position as Chief Risk Counsel and Secretary in • Named EVP and Chief Revere Bank where he Officer July 2019 • 25+ years of experience in Human Resources Officer was Co-President and • With more than 30 years financial services systems • Prior to joining Sandy in May 2021, overseeing CEO of experience, he is an and operations Spring, served as team all human capital and accomplished financial • His banking career spans leader of Kilpatrick employee engagement • Prior to joining Sandy services executive over 38 years of serving Townsend’s Financial strategies Spring spent 14 years with businesses and individuals • Prior to joining Sandy Institutions practice, T. Rowe Price where he • More than 25 years of throughout the Greater Spring he was at Hancock focusing on corporate and was a two-time winner of experience in human Washington, D.C. region Whitney Bank in Gulf securities matters, mergers the T. Rowe Price resources across a range South responsible for and acquisitions, and • Served as President and Management Excellence of industries and with enterprise risk regulatory matters for CEO of Mercantile Award Fortune 500 companies management and financial institutions Potomac Bank from 1994 operational risk to 2007 7 7

Subtitle Copy Overview of Sandy Spring Bancorp, Inc. 8 8

Sandy Spring Bancorp, Inc. Highlights (12/31/21) Subtitle $12.6 billion in total assets $10.0 billion in total loans Copy (1) $2.0 billion market capitalization $10.6 billion in deposits • In 2022, ranked #5 of America’s Best Banks by Forbes magazine (2) and ranked #1 bank in Maryland by Forbes magazine • Named one of The Washington Post’s 2021 Top Workplaces and one of the Best Banks to Work For in 2021 by American Banker. In 2021, certified as a Great Place to Work and named a USA Top Workplace in Energage’s inaugural USA Top Workplaces program • Significant organic and acquisition growth opportunities throughout our markets • Strong asset quality • Conservative capital and liquidity management • Highly experienced management team 9 Founded in 1868, Sandy Spring Bank is one of the area’s oldest and largest depository institutions 1) Market data at market close on March 11, 2022 2) Per Forbes “Best Banks in Each State 2021 List” 9

Investor Highlights(1)

Strong Core Franchise

- A top commercial bank franchise in the Greater Washington DC Metro area
- Well-positioned for solid organic growth
- Stable core deposit portfolio comprised of core customer relationships
- 51% Checking accounts / total deposits
- 36% Non-interest bearing accounts / total deposits

Focused on Driving Profitability

- Reported return on average assets was 1.83%; Core return on average assets of 1.65% (2)(3).
- Stable net interest margin of 3.56%
- Comprehensive product offering with noninterest income / total revenue of 19.4%
- Disciplined growth and expense management contributes to a strong 46.17% non-GAAP efficiency ratio (2)
- 2.03% = Non-Interest Expense/Average Assets

Prudent Risk Management, Conservative Underwriting, Clean Credit Quality and Strong Reserves

- Strong and well-developed risk management culture with robust governance processes and experienced credit personnel
- Consistently excellent asset quality metrics.
- NPAs/Assets = 0.40% (4)
- Diversified loan portfolio
- ACL/Total Loans = 1.10%; Commercial loans = 1.20%

Robust Capital

- Average Equity/Average Assets = 11.85%
- TCE/TA = 9.21% (2)
- Total Risk-Based Ratio = 14.59%

Experienced Management Team

- Experienced management team with ~200 years of combined banking experience
- Client-focused business model drives deep in-market relationships
- Experienced acquirer with a record of successful integrations

1) Data at or for the year ended December 31, 2021
2) Non-GAAP financial measure; see reconciliation to most directly comparable GAAP measure in "Appendix – Non-GAAP Reconciliation"
3) Excludes provision expense, merger and acquisition expense, amortization of intangible assets, loss on FHLB redemption, and investment securities gains
4) NPAs / Assets calculations includes TDRs

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Q4 Financial Highlights • Strong deposit growth while reducing the cost of interest bearing deposits by 23 bps from 0.39% for the 4Q2020 to 0.16% in 4Q2021 Disciplined Balance Sheet Growth Subtitle (1) • Core return on average assets of 1.48% for Deposits ($mm) Copy Loans ($mm) Loans / Deposits (%) $10,625 $10,401 $9,967 4Q2021 after adjustments for provision expense, $10,033 $1,058 $183 104% amortization of intangible assets, and investment $9,784 $9,343 securities gains 94% • Wealth management income up 17% over 4Q2020 as a result of growth in assets under management and 2020 Q4 2021 Q4 2020 Q4 2021 Q4 2020 Q4 2021 Q4 strong performance of financial markets LHFI PPP • Service charges on deposits up 20% over 4Q2020 Fee Income ($MM) Total Risk-Based Capital and bank card fees grew 16% as a result of $32 transaction volume 14.59% 13.93% $23 • Strong total risk-based capital ratio of 14.59%, up 0.66% over the prior year (1) • Stable non-GAAP efficiency ratio of 50.17% for 4Q2021 11 2020 Q4 2021 Q4 2020 Q4 2021 Q4 Source: Company documents 1) Non-GAAP financial measure; see reconciliation to most directly comparable GAAP measure in “Appendix – Non-GAAP Reconciliation” 11

Subtitle Copy Balance Sheet 12 12

Balance Sheet Trends Total Assets ($MM) Loans Held for Investment ($MM) Subtitle Copy $12,798 $10,401 $12,591 $9,967 $183 $1,058 $9,784 $9,343 $8,629 $8,243 $6,705 $6,572 $5,447 $4,314 2017 2018 2019 2020 2021 2017 2018 2019 2020 2021 Loans HFI PPP (1) Total Deposits ($MM) Tangible Common Equity Ratio $10,625 $10,033 9.40% 9.21% $6,440 9.02% $5,915 8.91% 8.61% $3,964 2017 2018 2019 2020 2021 2017 2018 2019 2020 2021 13 Source: Company documents 1) Non-GAAP financial measure; see reconciliation to most directly comparable GAAP measure in “Appendix – Non-GAAP Reconciliation” 13

Loan Composition Subtitle Loan Composition (as of December 31, 2021) Copy Amount % of Loan Type ($MM) Total AD&C Investor Real Estate $4,141 42% 11% C&I Owner-Occupied Real Estate 1,691 17% 15% Owner-Occupied AD&C 1,088 11% Real Estate 17% C&I 1,482 15% Total: Residential Residential Mortgage 938 9% Mortgage 9% $10.0 Residential Construction 198 2% Billion Residential Consumer 430 4% Construction Consumer Total Loans $9,967 100% 2% 4% 4Q’21 Yield on Loans: 4.30% Investor Real Estate 42% Loans / Deposits: 94% 14 Source: Company documents Note: Data as of December 31, 2021; Amounts include PPP loans and net deferred fees/costs 14

Commercial Loans by Type Subtitle (1) (1) Investor R/E and AD&C by Collateral Type C&I and Owner Occupied R/E Loans Copy (1) Accommodation & Food Services 7% Wholesale 5% Arts, Entertainment Apartment & Recreation Retail 4% Building 8% (5+ units) Administrative & 13% Hotel Residential Educational Support Warehouse Space 7% 14% Services 3% 6% 8% Manufacturing 4% Residential Lot Health Care Total: 4% & Social Total: Assistance Other 10% $5.2 $3.2 Mixed Use (2) 7% Office 3% 15% Billion Billion Professional, Scientific & Flex (3) Technical Services 3% Construction 10% 13% Industrial Space Other 2% Real Estate 6% Rental & Other Services Retail Leasing (except Public 27% 10% Administration) 11% 15 Source: Company documents 3) Office and Warehouse 1) Data as of December 31, 2021; Amounts include PPP loans and net deferred fees/costs 15 2) Residential and Commercial

Strong Credit Culture and Performance (1)(2)(3) Nonperforming Assets / Assets Net Charge-Offs / Average Loans Subtitle Copy 0.11% 0.91% 0.58% 0.50% 0.46% 0.04% 0.40% 0.03% 0.01% 0.01% 2017 2018 2019 2020 2021 2017 2018 2019 2020 2021 (2)(3)(4) Nonperforming Loans / Loans Reserves / Loans HFI 2.00% 3.00% 1.59% 2.50% 1.60% 2.00% 1.10% 1.05% 1.20% 0.84% 0.81% 1.50% 1.11% 0.80% 1.00% 0.68% 0.62% 0.55% 0.49% 0.40% 0.50% 0.00% 0.00% 2017 2018 2019 2020 2021 2017 2018 2019 2020 2021 16 Source: Company documents 3) NPAs / Assets and NPLs / Loans calculations includes TDRs 1) Represents nonperforming assets divided by total assets 4) Represents nonperforming loans divided by gross loans 16 2) CECL adoption in Q1 2020 resulted in nonaccrual classification of $13MM PCI loans from prior acquisitions

Specific Industry Summary As of December 31, 2021 Subtitle Loans with Accruing Loans ($ in millions) Copy Total Balance Active Payment 30+ Days Non-Performing % of Portfolio PPP (1) (1) (2) Industry Accommodation Past Due Loans Loans Commitments Outstanding Criticized Hotels $389 $382 $0 0.00% 2.05% 9% $6 Restaurants $174 $165 $0 0.05% 0.71% 6% $42 (3) $413 $248 $0 0.15% 1.51% 4% $23 Services Investment R/E and AD&C - Office $846 $785 $0 0.00% 0.01% 0% $0 Investment R/E and AD&C - Retail $1,429 $1,371 $0 0.01% 0.04% 0% $0 Investment R/E and AD&C - Multifamily $729 $630 $0 0.00% 0.05% 0% $0 (1) Amounts exclude PPP loans and net deferred fees/costs (2) Criticized includes all performing and non-performing loans risk rated Special Mention, Substandard and Doubtful (3) Services industry includes, but is not limited to: Landscaping, Computer Services, Day Care, Community Housing and Dry Cleaning 17 17

Allowance for Credit Losses: Full Year Change (in millions) Subtitle Copy $5.2 $19.6 ( ) $5.1 ( $67.0 ) ( $6.3 ) ( ) $2.7 $165.4 $109.1 ACL 12/31/20 Change in individual Change in qualitative Change in portfolio Change in economic Annual update of Change in other ACL 12/31/21 reserves factors balances and mix forecast forecast models factors • During 2021, ACL declined by $56.3 million primarily driven by significant improvement in economic conditions during the year. This decline was partially offset by an increase in qualitative factors mainly related to the Company’s exposure to certain higher risk industry 18 segments, as well as growth in the loan portfolio. 18

Allowance for Credit Losses: Q4 2021 Change (in millions) Subtitle Copy $4.1 ( $6.6 ) $4.3 $0.5 ( $1.1 ) $109.1 $107.9 ACL 9/30/21 Change in individual Change in qualitative Change in portfolio Change in economic Change in other factors ACL 12/31/21 reserves factors balances and mix forecast • Slight increase in Q4 2021 ACL was mainly driven by the growth in loan portfolio balances in combination with the quarterly updates to qualitative adjustments. These increases were partially offset by continued improvement in projected near-term economic variables. 19 19

Allocation of Allowance by Product Type ($ in thousands) December 31, 2020 December 31, 2021 Subtitle % of Loans % of Loans Copy Allowance for credit losses Amount Amount Outstanding Outstanding Investor real estate $ 57,404 1.58% $ 45,289 1.09% Owner-occupied real estate 20,061 1.22% 11,687 0.69% Commercial AD&C 22,157 2.11% 20,322 1.87% Commercial business 46,806 2.06% 23,170 1.56% Total commercial $ 146,428 1.70% $ 100,468 1.20% Residential mortgage 11,295 1.02% 5,384 0.57% Residential construction 1,502 0.82% 1,048 0.53% Consumer 6,142 1.19% 2,245 0.52% Total residential and consumer $ 18,939 1.05% $ 8,677 0.55% Allowance for credit losses $ 165,367 1.59% $ 109,145 1.10% • Excluding PPP loans, the allowance for credit losses as a percentage of total loans outstanding at December 31, 2021 would increase to 1.12% and to 1.22% for the commercial segment. • Increase in investor real estate ACL during the current quarter was primarily a result of a combination of a strong loan growth along with the associated higher concentrations within certain industries. Decrease in ACL within AD&C loan segment was driven by a positive impact of improving economic environment, as well as lower exposure to higher risk industries compared to the prior quarter. 20 20

Deposit Mix Trends Deposit Growth ($MM) Deposit Composition at 12/31/2021 Subtitle Copy Brokered Time Deposits $10,625 $10,033 1% Time Deposits Brokered Time 11% Deposits Noninterest Bearing Time Deposits Deposits $6,440 $5,915 36% Interest Bearing Interest Bearing Demand $10.6 Demand 15% $3,964 Billion MMDA & Other Savings Noninterest Bearing Deposits MMDA & Other Savings 2017 2018 2019 2020 4Q 2021 37% Deposit Portfolio Highlights • #1 deposit market share for community banks in combined • 36% in noninterest bearing deposits and 51% checking (1) Washington, D.C. & Baltimore MSAs accounts • Reduced the cost of interest bearing deposits by 23 bps from 0.39% in 4Q 2020 to 0.16% in 4Q 2021 21 1) Deposit market share information for combined Washington, DC & Baltimore MSAs 21

Strong Relationships Drive In-Market Deposit Presence (1) Deposit Market Share Subtitle Washington DC and Baltimore MSAs Copy Market Deposits Share Institution Branches ($MM) (%) Sandy Spring Bancorp, Inc. 58 $10,954 2.4 United Bancshares Inc. 67 10,605 2.3 Eagle Bancorp Inc. 19 9,115 2.0 Atlantic Union Bankshares Corp. 27 5,683 1.2 F.N.B. Corp. 40 4,113 0.9 Burke & Herbert Bank & Trust Company 24 2,906 0.6 WesBanco Inc. 30 2,385 0.5 Capital Bancorp Inc. 5 1,924 0.4 John Marshall Bancorp Inc. 8 1,817 0.4 Fulton Financial Corp. 19 1,787 0.4 Totals 297 $51,289 11.1 22 Source: S&P Global Market Intelligence and FDIC deposit data as of June 30, 2021 and Company documents 1) Includes banks with less than $50 billion in assets and at least one branch in the Washington DC or Baltimore MSAs 22

Available for Sale Securities Portfolio Conservative, High Quality and Diverse Securities Portfolio Subtitle Copy Portfolio Mix – Amortized Cost U.S. Treasuries and Gov't Agencies 5% As of 12/31/2021 Amortized Estimated (Dollars in millions) Cost Fair Value Debt Securities State and Municipal Mortage-Backed U.S. Treasuries and Gov't Agencies $68.5 $68.5 22% and Asset Backed (1) 73% State and Municipal 323.3 326.4 (1) Mortgage-Backed and Asset-Backed 1,074.6 1,071.0 Total Available for Sale Debt Securities $1,466.4 $1,465.9 23 Source: Company documents; Data as of December 31, 2021 1) Issued by a U.S. Government Agency or secured by U.S. Government Agency collateral 23

Strong Liquidity Position Liquidity Ratio Brokered Deposits / Total Deposits Subtitle Copy 0.2 0.15 17.2% 0.15 12.3% 7.8% 7.0% 10.6% 10.3% 5.0% 0.1 3.9% 8.0% 0.0% 0.05 0 2017 2018 2019 2020 2021 2017 2018 2019 2020 2021 Liquidity Highlights • Core deposits equaled 85% of total interest-earning assets at December 31, 2021 • Pledged securities as a percent of available-for-sale securities was 36.1% at December 31, 2021 • Stress testing is performed quarterly and includes both systemic and idiosyncratic scenarios • At year-end, the liquidity stress testing analysis demonstrated a strong liquidity position with sufficient liquidity in 24 the most severe scenarios Source: Company documents 24

Subtitle Copy Income Statement 25 25

Profitability Trends Net Income ($MM) Return on Average Assets Subtitle Copy $235.1 1.83% $116.4 1.39% $100.9 $97.0 1.27% 1.02% $53.2 0.82% 2017 2018 2019 2020 2021 2017 2018 2019 2020 2021 (1) Provision for Credit Losses ($MM) Pre-Provision Net Revenue ($MM) $85.7 $266.1 $210.1 $9.0 $157.5 $4.7 $3.0 $141.7 $90.9 $(45.6) 2017 2018 2019 2020 2021 2017 2018 2019 2020 2021 26 Source: Company documents 1) Net Interest Income plus Noninterest Income less Noninterest Expense. Non-GAAP financial measure; see reconciliation to most directly comparable GAAP measure in “Appendix – Non-GAAP Reconciliation” 26

Yields, Costs and Net Interest Margin Subtitle Cost of Interest Bearing Deposits & Total Deposits Yield on Loans & Net Interest Margin Copy 4.85% 4.74% 1.39% 4.26% 4.25% 4.24% 1.00% 0.98% 0.68% 0.51% 0.69% 3.60% 3.56% 3.55% 3.51% 3.35% 0.46% 0.22% 0.34% 0.14% 2017 2018 2019 2020 2021 2017 2018 2019 2020 2021 Yield on Loans Net Interest Margin Cost of Int Bearing Deposits Cost of Total Deposits 4Q’21 Cost of Deposits: 0.10% 4Q’21 Yield on Loans: 4.30% 4Q’21 Net Interest Margin: 3.51% 4Q’21 Interest Bearing Deposits: 0.16% 27 Source: Company documents 27

Revenue Composition Subtitle (1) Revenue Composition ($MM) Non-interest Income – Full Year 2021 Copy (1) $600.0 Service Charges $526.6 on Deposits Other 8% 15% $500.0 $465.9 19% Interchange Revenue $400.0 7% 22% $336.6 Mortgage $321.5 BOLI Income Banking 3% Total: 24% $300.0 21% 19% $102.1 Insurance $220.0 Agency Million 81% Commissions $200.0 78% 23% 7% 79% 81% $100.0 77% $0.0 Wealth 2017 2018 2019 2020 2021 Management 36% Net Interest Income Non-interest Income 28 Source: Company documents 1) Year ended December 31, 2021 28

Diverse Fee Income Businesses Subtitle Copy Wealth Management Mortgage Banking Insurance Agency (1) • $6.1 billion in AUM YTD results as of December 31, 2021: ♦ Business mix: • Fiduciary & trust services, private • $1.9 billion in originations • Personal lines banking and custom- designed wealth management and portfolio • Gain on sale margin: 2.17%• Commercial lines management • Purchase origination volume of $940 • Physicians’ liability • Niche focus on medical professionals million $7.0 $2.0 $6.1 $1.9 $6.8 $5.2 $6.6 $1.1 $3.3 $0.9 $2.8 $2.8 $6.2 $6.2 $0.5 2017 2018 2019 2020 2021 2017 2018 2019 2020 2021 2017 2018 2019 2020 2021 29 Source: Company documents 1) At December 31, 2021 29 Trust & Wealth AUM ($B) Mortgage Origination ($B) Insurance Agency Revenue ($M)

Operating Leverage Subtitle (1) Efficiency Ratio (%) Non-interest Expense/Average Assets (%) Copy (1) 58.68% 55.92% 54.90% 53.20% 54.59% 49.47% 2.46% 2.26% 51.52% 50.87% 2.17% 2.14% 2.03% 46.53% 46.17% 2017 2018 2019 2020 2021 2017 2018 2019 2020 2021 Efficiency Ratio - Non-GAAP basis (1) Efficiency Ratio - GAAP basis (1) Noninterest Expense / Average Assets 30 Source: Company documents 1) Non-GAAP financial measure; see reconciliation to most directly comparable GAAP measure in “Appendix – Non-GAAP Reconciliation” 30

Interest Rate Sensitivity Change in Net Interest Income – Year 1 Change in Economic Value of Equity Subtitle 8.61% 10.00% 2.00% Copy 6.53% 0.33% 0.05% 4.80% 3.94% 0.00% 5.00% 2.90% 2.14% 2.16% (2.00%) 0.85% (1.90%) (2.16%) (4.00%) 0.00% (6.00%) (6.27%) (5.00%) (8.00%) (6.18%) (10.00%) (10.29%) (10.00%) (12.00%) (10.98%) +400 bp +300 bp +200 bp +100 bp -100 bp +400 bp +300 bp +200 bp +100 bp -100 bp December 31, 2020 December 31, 2021 December 31, 2020 December 31, 2021 Interest Rate Sensitivity Highlights • In July 2021, bonds with the greatest price sensitivity were sold to reduce the mark-to-market of the portfolio to rising market interest rates and to shorten the portfolio’s duration in anticipation of higher market interest rates. The negative impact to market value, due to a 100 basis point upward shock, was reduced by 23% following the repositioning. • The investment portfolio strategy for 2022 is to continue to reinvest maturing cash flows in short term securities with limited average life extension. • The interest bearing deposit beta in the up 100bp scenario is 35%. • At December 31, 2021, floating rate loans represented 24% of total loans and 52% of floating loans were at their floor. 31 Source: Company documents 31

Subtitle Copy Capital 32 32 32

Capital Position CAPITAL POSITION Subtitle $ in millions 2017 2018 2019 2020 2021 Copy Total Sandy Spring Bancorp shareholders' equity $ 1,068.0 $ 1,133.0 $ 563.9 $ 1,470.0 $ 1,519.7 Common equity tier 1 capital ratio 10.8% 10.9% 11.1% 10.6% 11.9% Tier 1 capital ratio 10.8% 11.1% 11.2% 10.6% 11.9% Total risk-based capital ratio 11.9% 12.3% 14.9% 13.9% 14.6% Leverage ratio 9.2% 9.5% 9.7% 8.9% 9.3% Tangible common equity to tangible assets 8.9% 9.0% 9.4% 8.6% 9.2% • Excluding PPP loans, tangible common equity to tangible assets ratio would have been 9.4% as of December 31, 2021. • The impact of our election to apply the CECL transition provision to our regulatory capital at December 31, 2021, was an increase in Common Equity Tier 1 capital of $11.5 million and an increase in the CET 1 ratio of 12 bps. • All regulatory ratios continue to be in excess of “well-capitalized” requirements. • Capital stress testing completed as of the end of the fourth quarter indicated that even in the most severe economic scenario provided by Moody’s Analytics, all capital metrics remain above well-capitalized while maintaining current dividend levels. 33 33

Historical Double Leverage and Interest Coverage Double Leverage Subtitle As of December 31, Additional Pro Forma Copy ($ in Millions) 2017 2018 2019 2020 2021 Equity As of 12/31/21 Investment in Subsidiaries $541.0 $1,066.5 $1,242.2 $1,589.5 $1,620.4 $120.0 $1,740.4 Holding Company Equity 563.8 1,067.9 1,133.0 1 ,470.0 1,519.7 - 1,519.7 Double Leverage Ratio 96% 100% 110% 108% 107% – 115% Interest Coverage For the Year Ended December 31, Interest Pro Forma ($ in Millions) 2017 2018 2019 2020 2021 Impact FYE 12/31/21 Interest Expense: Deposits $13.3 $39.1 $61.7 $41.7 $15.0 - $15.0 (+) Interest Expense: Existing Debt 12.8 24.5 20.9 18.8 10.7 - 10.7 (+) Interest Expense: New Notes - - - - - $5.6 5.6 Total Interest Expense $26.0 $63.6 $82.6 $60.4 $25.8 $5.6 $31.4 Pre-tax Income $87.9 $132.7 $152.9 $124.4 $311.7 ($5.6) $306.0 Interest Coverage: Excluding Deposit Interest 7.9x 6.4x 8.3x 7.6x 30.0x 19.7x Including Deposit Interest 4.4x 3.1x 2.9x 3.1x 13.1x 10.7x 34 Note: Analysis assumes $150.0 million of subordinated notes offering gross proceeds, $120.0 million of which are down-streamed to the bank subsidiary. New debt assumed to bear a 3.75% interest rate for illustrative purposes. 34

Pro Forma Capital Ratios and Loan Concentrations Estimated Consolidated Capital Ratios and CRE Concentration Subtitle 16.07% As of December 31, 2021 Pro Forma as of December 31, 2021 14.59% Copy 360% 326% 11.91% 11.87% 9.26% 9.21% 9.15% 9.10% TCE / TA (1) Leverage Ratio Tier 1 Ratio Total Capital Ratio CRE / Total RBC Estimated Bank Level Capital Ratios and CRE Concentration 380% 15.06% 349% 14.19% 13.85% 12.98% 10.95% 10.93% 10.05% 10.09% 35 TCE / TA (1) Leverage Ratio Tier 1 Ratio Total Capital Ratio CRE / Total RBC Note: Analysis assumes $150.0 million of subordinated notes offering gross proceeds, $120.0 million of which are down-streamed to the bank subsidiary. 1) Non-GAAP financial measure; see reconciliation to most directly comparable GAAP measure in “Appendix – Non-GAAP Reconciliation” 35

Subtitle Copy Appendix 36 36

Selected Financial Data (Dollars in thousands, except per share data) 2017 2018 2019 2020 2021 Results of Operations: Subtitle Tax-equivalent interest income $ 202,258 $ 328,797 $ 352,615 $ 427,688 $ 453,987 Copy Interest expense 26,031 63,637 82,561 60,401 25,766 Tax-equivalent net interest income 176,227 265,160 270,054 367,287 428,221 Tax-equivalent adjustment 7,459 4,715 4,746 4,128 3,703 Provision for credit losses 2,977 9,023 4,684 85,669 (45,556) Net interest income after provision for credit losses 165,791 251,422 260,624 277,490 470,074 Non-interest income 51,243 61,049 71,322 102,716 102,055 Non-interest expenses 129,099 179,783 179,085 255,782 260,470 Income before taxes 87,935 132,688 152,861 124,424 311,659 Income tax expense 34,726 31,824 36,428 27,471 76,552 Net income 53,209 100,864 116,433 96,953 235,107 Per Share Data: Net income - basic per common share $ 2.20 $ 2.82 $ 3.25 $ 2.19 $ 5.00 Net income - dilluted per common share 2.20 2.82 3.25 2.18 4.98 Dividends declared per share 1.04 1.10 1.18 1.20 1.28 Book value per common share 23.50 30.06 32.40 31.24 33.68 Tangible book value per common share (1) 19.90 20.01 22.25 22.68 24.90 37 Source: Company documents 1) Non-GAAP financial measure; see reconciliation to most directly comparable GAAP measure in “Appendix – Non-GAAP Reconciliation” 37

Selected Financial Data (Dollars in thousands, except per share data) 2017 2018 2019 2020 2021 Period End Balances: Subtitle Assets $ 5,446,675 $ 8,243,272 $ 8,629,002 $ 12,798,429 $ 12,590,726 Copy Securities 775,025 1,010,724 1,125,136 1,413,781 1,507,062 Loans and leases 4,314,248 6,571,634 6,705,232 10,400,509 9,967,091 Deposits 3,963,662 5,914,880 6,440,319 10,033,069 10,624,731 Borrowings 885,192 1,213,465 936,788 1,149,320 313,798 Stockholders' equity 563,816 1,067,903 1,132,974 1,469,955 1,519,679 Average Balances: Assets $ 5,239,920 $ 7,965,514 $ 8,367,139 $ 11,775,096 $ 12,818,202 Securities 813,601 1,018,016 979,757 1,350,483 1,457,483 Loans and leases 4,097,988 6,225,498 6,569,069 9,317,493 10,034,866 Deposits 3,849,186 5,689,601 6,266,757 8,982,623 10,663,823 Borrowings 798,733 1,190,930 861,926 1,279,481 478,398 Stockholders' equity 550,926 1,024,795 1,108,310 1,339,491 1,518,607 38 Source: Company documents 38

Selected Financial Data 2017 2018 2019 2020 2021 Performance Ratios: Subtitle . Return on average assets 1.02% 1.27% 1.39% 0.82% 1.83 % Copy Return on average common equity 9.66 9.84 10.51 7.24 15.48 Yield on average interest-earning assets 4.08 4.47 4.58 3.90 3.77 Rate on average interest-bearing liabilities 0.77 1.24 1.56 0.82 0.35 Net interest spread 3.31 3.23 3.02 3.08 3.42 Net interest margin 3.55 3.60 3.51 3.35 3.56 Efficiency ratio – GAAP 58.68 55.92 53.20 54.90 49.47 Efficiency ratio – Non-GAAP (1) 54.59 50.87 51.52 46.53 46.17 Capital Ratios: Tier 1 leverage 9.24% 9.50% 9.70% 8.92% 9.26 % Common equity tier 1 capital to risk-weighed assets 10.84 10.90 11.06 10.58 11.91 Tier 1 capital to risk-weighted assets 10.84 11.06 11.21 10.58 11.91 Total regulatory capital to risk-weighted assets 11.85 12.26 14.85 13.93 14.59 Tangible common equity to tangible assets - Non-GAAP (1) 8.91 9.02 9.40 8.61 9.21 Average equity to average assets 10.51 12.87 13.25 11.38 11.85 Credit Quality Ratios: Allowance for credit losses to total loans 1.05% 0.81% 0.84% 1.59% 1.10 % Non-performing loans to total loans 0.68 0.55 0.62 1.11 0.49 Non-performing assets to total assets 0.58 0.46 0.50 0.91 0.40 Net charge-offs to average loans and leases 0.04 0.01 0.03 0.01 0.11 39 Source: Company documents 1) Non-GAAP financial measure; see reconciliation to most directly comparable GAAP measure in “Appendix – Non-GAAP Reconciliation” 39

Commitment to ESG • Issued inaugural Corporate Responsibility Report in Subtitle March 2021 at https://www.sandyspringbank.com/cr20 Copy • Commitment to disclosure and transparency • Diverse board with four women/minority members • 59% of employees are women; 38% of employees are ethnic minorities • Expanding minority recruiting to promote greater diversity, equity and inclusion 40 40

Digital Transformation and Technology Technology and digital investments will provide a flexible platform for future Subtitle growth and enhance the client experience. We are investing $15 - $20 million Copy through 2024 to: • Build an omni-channel banking platform, including Backbase, that supports future client facing enhancements. • Implement an enterprise-wide integration layer with MuleSoft that will enable the design and build of APIs that support new and customized service offerings • Create a holistic data infrastructure that will integrate with our existing Salesforce implementation and enable use cases to both drive revenue and more effectively manage the business • Implement the nCino commercial loan origination system, which began rollout in the third quarter of 2021 41 41

Recent Acquisitions • Headquartered in Rockville, MD, an affluent suburb of Washington, DC Subtitle • $2.6 billion in assets at announcement Copy • 11 community banking offices (1) • Fastest Growing Companies in DC-area for three years running (2016 to 2018) • The transaction was completed on April 1, 2020 • Headquartered in Falls Church, VA • Fee-only advisory firm, registered with SEC since 1984 • Over $1.3 billion in assets under management as of December 31, 2019 • The transaction was completed on February 1, 2020 • Headquartered in Reston, VA • $2.1 billion in assets at announcement • 19 community banking offices (1) • Top 10 most profitable banks in DC metro area 42 • The transaction was completed on January 1, 2018 Source: Company documents 1) Washington Business Journal 42

Non-GAAP Reconciliation This presentation contains financial information and performance measures determined by methods other than in accordance with generally accepted accounting principles in the United States (“GAAP”). Sandy Spring Bancorp’s management believes that the supplemental non-GAAP information provides a better comparison of period-to-period operating performance. Additionally, Sandy Spring Bancorp believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and, therefore, such information is useful to investors. Non-GAAP measures Subtitle used in this presentation consist of the following: Copy • efficiency ratio • pre-provision net revenue • tangible common equity • core return on average assets Efficiency Ratio. Management views the GAAP efficiency ratio as an important financial measure of expense performance and cost management. The ratio expresses the level of non- interest expenses as a percentage of total revenue (net interest income plus total non-interest income). Lower ratios indicate improved productivity. In general, the efficiency ratio is non-interest expenses as a percentage of net interest income plus non-interest income. Non-interest expenses used in the calculation of the non-GAAP efficiency ratio excludes intangible asset amortization, loss on FHLB redemption, and merger and acquisition expense from non-interest expense, securities gains from non-interest income and adds the tax- equivalent adjustment to net interest income. The measure is different from the GAAP efficiency ratio, which also is presented in this document. The GAAP measure is calculated using non-interest expense and income amounts as shown on the face of the Consolidated Statements of Income. The GAAP and non-GAAP efficiency ratios are reconciled and provided in the following table. Pre-Provision Net Revenue. Pre-provision net revenue is a non-GAAP financial measure calculated using GAAP amounts, equal to net interest income plus non-interest income less non- interest expense. Management believes that this non-GAAP financial measure provides information to investors that may be useful in understanding our financial condition. Because not all companies use the same calculation of pre-provision net revenue, this presentation may not be comparable to other similarly titled measures calculated by other companies. Tangible Common Equity. Tangible equity, tangible assets and tangible book value per share are non-GAAP financial measures calculated using GAAP amounts. Tangible common equity and tangible assets exclude the balances of goodwill and other intangible assets from stockholder’s equity and total assets, respectively. Management believes that this non-GAAP financial measure provides information to investors that may be useful in understanding our financial condition. Because not all companies use the same calculation of tangible equity and tangible assets, this presentation may not be comparable to other similarly titled measures calculated by other companies. Core Return on Average Assets. Core return on average assets is a non-GAAP financial measure calculated using GAAP amounts. Core earnings reflect net income for the period exclusive of the provision for credit losses, provision for unfunded commitments, merger and acquisition expense, amortization of intangible assets, loss on FHLB redemption, and investment securities gain, in each case net of tax. Management believes that this non-GAAP financial measure provides helpful information to investors in understanding the Company’s core operating earnings and provides a better comparison of period-to-period operating performance of the Company. 43 43

GAAP and Non-GAAP Efficiency Ratios Subtitle Copy (Dollars in thousands) 2017 2018 2019 2020 2021 (1) 4Q 2021 (2) Efficiency ratio - GAAP basis . Non-interest expenses $ 129,099 $ 179,783 $ 179,085 $ 255,782 $ 260,470 $ 66,141 Net interest income plus non-interest income 220,011 321,494 336,630 465,875 526,573 127,804 Efficiency ratio - GAAP basis 58.68% 55.92% 53.20% 54.90% 49.47% 51.75% Efficiency ratio - Non-GAAP basis Non-interest expenses $ 129,099 $ 179,783 $ 179,085 $ 255,782 $ 260,470 $ 66,141 Less non-GAAP adjustments: Amortization of intangible assets 101 2,162 1,946 6,221 6,600 1,609 Loss on FHLB redemption 1,275 - - 5,928 9,117 - Merger and acquisition expenses 4,252 11,766 1,312 25,174 45 - Non-interest expenses - as adjusted $ 123,471 $ 165,855 $ 175,827 $ 218,459 $ 244,708 $ 64,532 Net interest income plus non-interest income $ 220,011 $ 321,494 $ 336,630 $ 465,875 $ 526,573 127,804 Plus non-GAAP adjustment: Tax-equivalent income 7,459 4,715 4,746 4,128 3,703 862 Less non-GAAP adjustments: Investment securities gains 1,273 190 77 467 212 34 Gain on redemption of subordinated debentures - - - - - - Net interest income plus non-interest income - as adjusted $ 226,197 $ 326,019 $ 341,299 $ 469,536 $ 530,064 $ 128,632 Efficiency ratio - Non-GAAP basis 54.59% 50.87% 51.52% 46.53% 46.17% 50.17% 44 Source: Company documents 1) YTD as of December 31, 2021 44 2) QTD as of December 31, 2021

Tangible Common Equity Subtitle Copy Holding Company Consolidated Bank-level (Dollars in thousands except per share data) 2017 2018 2019 2020 2021 2021 Tangible common equity ratio: Total stockholders' equity $ 563,816 $ 1,067,903 $ 1,132,974 $ 1,469,955 $ 1,519,679 $ 1,620,432 Goodwill (85,768) (347,149) (347,149) (370,223) (370,223) (368,931) Other intangible assets, net (580) (9,788) (7,841) (32,521) (25,920) (25,920) Tangible common equity $ 477,468 $ 710,966 $ 777,984 $ 1,067,211 $ 1,123,536 $ 1,225,581 Total assets $ 5,446,675 $ 8,243,272 $ 8,629,002 $ 12,798,429 $ 12,590,726 $ 12,586,611 Goodwill (85,768) (347,149) (347,149) (370,223) (370,223) (368,931) Other intangible assets, net (580) (9,788) (7,841) (32,521) (25,920) (25,920) Tangible assets $ 5,360,327 $ 7,886,335 $ 8,274,012 $ 12,395,685 $ 12,194,583 $ 12,191,760 Common shares outstanding 23,996,293 35,530,734 34,970,370 47,056,777 45,118,930 Tangible common equity ratio 8.91% 9.02% 9.40% 8.61% 9.21% 10.05% Book value per common share $ 23.50 $ 30.06 $ 32.40 $ 31.24 $ 33.68 Tangible book value per common share $ 19.90 $ 20.01 $ 22.25 $ 22.68 $ 24.90 45 Source: Company documents 45

Pre-Provision Net Revenue Subtitle Copy (Dollars in thousands) 2017 2018 2019 2020 2021 Pre-Provision net revenue: Net interest income plus non-interest income $ 220,011 $ 321,494 $ 336,630 $ 465,875 $ 526,573 Non-interest expenses (129,099) (179,783) (179,085) (255,782) (260,470) Pre-Provision net revenue $ 90,912 $ 141,711 $ 157,545 $ 210,093 $ 266,103 46 Source: Company documents 46

Core Return on Average Assets Subtitle Three months ended December 31, Twelve months ended December 31, Copy 2020 2021 2020 2021 (Dollars in thousands) Net income $ 56,662 $ 45,404 $ 96,953 $ 235,107 Plus/(less) non-GAAP adjustments (net of tax): Provision/(credit) for credit losses (3,343) 1,179 63,789 (33,875) Provision/(credit) for credit losses on unfunded loan commitments 1,173 31 1,173 (919) Merger and acquisition expense 3 - 18,745 33 Amortization of intangible assets 1,232 1,197 4,632 4,908 Loss on FHLB redemption - - 4,414 6,779 Investment securities gains (26) (26) (348) (158) Operating earnings (non-GAAP) $ 55,701 $ 47,785 $ 189,358 $ 211,875 Average assets (GAAP) $ 12,645,329 $ 12,791,526 $ 11,775,096 $ 12,818,202 Return on average assets (GAAP) 1.78% 1.41% 0.82% 1.83% Core return on average assets (non-GAAP) 1.75% 1.48% 1.61% 1.65% 47 Source: Company documents 47

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